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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 21, 2002
                                                 ------------------------


                               BRIGHTPOINT, INC.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                    0-23494                      35-1778566
---------------            ----------------               --------------
(State or other               (Commission                 (IRS Employer
jurisdiction of               File Number)                 Identification No.)
incorporation)


600 East 96th Street, Suite 575, Indianapolis, Indiana 46240
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(Address of principal executive offices)        (zip code)


Registrant's telephone number, including area code      (317) 805-4100
                                                        --------------


--------------------------------
(Former name or former address, if changed since the last report)


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Item 5.  Other Events.

On August 21, 2002, Brightpoint, Inc. issued a press release in the form attached hereto as Exhibit 99.1 which is incorporated herein by reference announcing that Rollin M. Dick had resigned, effective immediately, his positions as a director and member of the Company's Audit and Executive Committees and, Jerre L. Stead, a current member of the Board of Directors and Audit Committee, has been appointed to serve as the interim Chairman of the Audit Committee.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c) Exhibits.

  99.1 Brightpoint, Inc. Press Release dated August 21, 2002.
  99.2 Cautionary Statements.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BRIGHTPOINT, INC.


                                       By /s/ Steven E. Fivel
                                          -----------------------
                                          Steven E. Fivel, Executive
                                            Vice President and General Counsel


Dated:  August 23, 2002






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